EXHIBIT 10.3


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT dated as of this 30th day of September 2003, by and between Eastern Medical Technologies, Inc., a Delaware corporation ("EMT"), and Strax Institute, Inc., a Florida corporation ("Strax") (EMT and Strax are collectively referred to as, "Debtor"), jointly and severally, both with an address at 4300 N. University Drive, Lauderhill, Florida, 33351, and Caprius, Inc. (the "Secured Party"), a Delaware corporation with an address at One Parker Plaza, Fort Lee, NJ 07024.

     WHEREAS, Strax is a wholly-owned subsidiary of EMT and is receiving a benefit as a result of EMT's transaction with the Secured Party in connection with the Stock Purchase Agreement of even date herewith.

     WHEREAS, the Secured Party and the Debtor have entered into a Stock Purchase Agreement of even date herewith;

     WHEREAS, EMT has executed a Promissory Note ("Note") in favor of the Secured Party dated of even date herewith in connection with such Stock Purchase Agreement; and

     WHEREAS, the Debtor desires to grant a security interest in certain collateral to the Secured Party.

     NOW, THEREFORE, the parties hereby agree as follows (terms used and not defined herein shall have the meanings as defined in the Uniform Commercial Code as in effect in the State of Florida (the "UCC")):

     1. Grant of a Security Interest. Debtor hereby grants to Secured Party a secured interest (the "Security Interest") in the Collateral (as defined in Section 2), and Debtor shall not challenge the granting of the Security Interest in favor of the Secured Party.

     2. Collateral. The collateral covered by this Agreement consists of the accounts (as such term is defined in Chapter 679, Florida Statutes) of Strax, including, without limitation, any amounts Strax receives pursuant to the Management Services Agreement dated of even date herewith by and between the Secured Party and Strax ("MSA"), wherever located and whether now existing or hereafter existing or acquired by Debtor ("Collateral").

     3. Debtor's Obligations Secured Hereby. Debtor's obligations (the "Obligations") to Secured Party secured hereby for the benefit of the Secured Party are the payment of the principal sum and interest, if any, due to default thereon, evidenced by the Note, and performance and discharge of each and every


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obligation of Debtor under this Agreement, and with respect to Eastern Medical
Technologies, Inc., the Note.

     4. Debtor's Representations and Warranties. Debtor represents and warrants and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant, that:

          (a) Strax owns the Collateral free and clear of any liens, other security interests, and encumbrances.

          (b) Debtor has all necessary corporate power and authority and has taken all corporate action necessary to execute, deliver and perform this Agreement and the Note and to encumber and grant the Security Interest in the Collateral.

          (c) There is no effective financing statement or other instrument similar in effect covering all or any part of the Collateral on file in any recording office except as may have been filed in favor of Secured Party or as set forth on Schedule I attached hereto.

          (d) This Agreement creates a valid security interest of Secured Party in the Collateral securing payment of the Obligations. On the filing of the financing statement and the other instruments similar in effect under
     Section 5(b), the Secured Party will have valid first and prior perfected lien on and a security interest in the Collateral, as to which security interest can be perfected by the filing of a financing statement.

          (e) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body, lessor, franchise or other person or entity is required for the grant by Debtor of the Security Interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor or for the perfection or exercise by Secured Party of its rights and remedies hereunder, except filings of financing documents.

          (f) Debtor does not transact any part of its business under any trade names, division names, assumed names or other name, except for its name set forth in the preamble hereto; Debtor's business address is as set forth in the preamble hereto; and Debtor's records concerning the Collateral are kept at such address.

          (g) The accounts receivable constituting Collateral are genuine and to the best of Debtor's knowledge enforceable in accordance with its terms against the party obligated to pay it (the "Account Debtor"), and to the best of Debtor's knowledge no Account Debtor has any defense, setoff, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce the Collateral or otherwise.


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          (h) Debtor has delivered to Secured Party a schedule of all accounts receivable consisting of the Collateral and will provide updated schedules thereof from time to time as Secured Party may reasonably request. The amounts represented on such schedules by Debtor to Secured Party as owing by each Account Debtor or all Account Debtors are and will be the correct amounts actually and unconditionally owing by such Account Debtor or Account Debtors individually and in the aggregate, except for normal cash discounts where applicable.

     5. Debtor's Covenants. Debtor agrees and covenants that:

          (a) The Collateral will be used solely for business purposes of Debtor and will remain the property of the Debtor (collection in the ordinary course excepted) and will not be used for any unlawful purpose. The Collateral will not be wasted.

          (b) Debtor has executed and will promptly file with the appropriate governmental authorities, or deliver to Secured Party for filing, one or more UCC-1 Financing Statements with respect to the Collateral. Debtor shall, at no cost to Secured Party, execute, acknowledge and deliver all such other documents as Secured Party reasonably deems necessary to create, perfect and continue the security interest in the Collateral contemplated hereby. Debtor will pay all costs of title searches and filing of financing statements, assignments and other documents in all public statements, assignments and other documents in all public offices reasonably requested by Secured Party, and will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party, except with respect to other indebtedness not constituting Collateral.

          (c) Debtor will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor or Secured Party; will keep the Collateral free from all security interests, liens or other encumbrances except the Security Interest; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except that Debtor may collect the accounts receivable in the ordinary course of Debtor's business.

          (d) Debtor will, at Secured Party's request, mark any and all books and records to indicate the Security Interest.

          (e) Debtor will deliver to Secured Party, upon demand, all documents constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, receipts, orders, or other documents representing or relating to the Collateral or any part thereof.


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          (f) Debtor will notify Secured party promptly in writing of any change in Debtor's business address or chief executive officer, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure.

          (g) Debtor shall pay all expenses, including reasonable attorneys' fees and costs, incurred by Secured Party in the preservation, realization, enforcement or exercise of the Secured Party's rights under this Agreement.

          (h) Any and all Collateral described or referred to in the granting clauses hereof which is hereafter acquired shall, and without any further conveyance, assignment or act on the part of the Debtor or the Secured Party, become and be subject to the Security Interest herein granted as fully and completely as though specifically described herein, but nothing in this Section 5(h) contained shall be deemed to modify or change the Obligations of the Debtor under Section 5(b) hereof.

     6. Certain Provisions Concerning Collateral.

          (a) After the occurrence of an Event of Default (as defined below), Secured Party may notify all or any Account Debtors of the security interest created hereby and may also direct such Account Debtors to make all payments on Collateral to Secured Party. All payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the Obligations in accordance with Section 9. Secured Party may demand of Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the security interest created hereby, that any payments on and from the Collateral received by Debtor (i) shall be held by Debtor in trust for Secured Party in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and
     (iii) shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand.

          (b) Until the occurrence of an Event of Default, Debtor reserves the right to receive all income from or interest on the Collateral. Upon the occurrence of an Event of Default, Debtor will not demand or receive any income from or interest on such Collateral and, if Debtor received any such income or interest without any demand by it, the same shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. Secured Party may apply the net cash receipts from such income or interest to payment of the Obligations, provided that Secured Party shall account


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     for and pay over to Debtor any such income or interest remaining after payment in full of the Obligations.

     7. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Security Agreement:

          (a) EMT shall fail to make any payment of principal of, or interest on (if any due to an Event of Default), the Note when due after the expiration of any grace period specified in the Note, if any.

          (b) Any representation or warranty made by Debtor in this Agreement or the Note, as the case may be, shall prove to have been incorrect in any material respect when made.

          (c) Debtor shall fail to perform or observe any other term, covenant or agreement of Debtor contained in this Agreement or the Note, or EMT shall fail to perform or observe any term, covenant or agreement of EMT under the Stock Purchase Agreement, or Strax shall fail to perform or observe any term, covenant or agreement of Strax under the MSA, as the case may be, to be performed or observed, if such failure shall continue for 10 days after written notice thereof to Debtor, unless such failure reasonably cannot be cured with such 10-day period and the Debtor is diligently attempting to cure such failure and cures such failure within a reasonable period.

          (d) Any other event which is an "Event of Default" under the Note (as such term is defined in the Notes) shall occur and be continuing.

     8. Remedies on Default.

          (a) Upon the occurrence of an Event of Default, the Secured Party may, by notice to the Debtor, declare the aggregate unpaid principal balance of the Note, together with all unpaid accrued interest thereon, if any, due to the Event of the Default, to be immediately due and payable and thereupon all such amounts shall be and become immediately due and payable to Secured Party. Upon such acceleration, the Secured Party, shall have the rights, privileges, powers and remedies provided a secured party under the UCC and any other applicable law. Upon the existence or occurrence of an Event of Default, Secured Party may require Debtor to make the Collateral available to Secured Party at a place or places designated by Secured Party.

          (b) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Secured Party of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail


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     postage prepaid, at least five days prior to such action, to Debtor's address specified above or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

          (c) After an Event of Default, Secured Party may demand, collect and sue on any of the Collateral (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Obligations or any part thereof; and may indorse Debtor's name on any and all checks, or other instruments pertaining to or constituting Collateral.

     9. Payments After an Event of Default. All payments received and amounts realized by the Secured Party pursuant to Section 8, including all payments and amounts received after the entire unpaid principal and interest, if any, amount of the Note has been declared due and payable, as well as all payments or amounts then held or thereafter received by the Secured Party as part of the Collateral while an Event of Default shall be continuing, shall be promptly applied and distributed by the Secured Party in the following order of priority:

          (a) first, to the payment of all costs and expenses, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by the Secured Party, including any such costs and expenses of suit, if any, and any remedy under Section 8, and of all taxes, assessments or liens superior to the lien granted under this Security Agreement, except any taxes, assessments or other superior lien subject to which any disposition under Section 8 hereof may have been made; and

          (b) second, to the Secured Party the amount then owing or unpaid on the Note, and in case the payments received and amounts realized by the Secured Party shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Note; and

          (c) third, to the payment of the balance or surplus, if any, to the Debtor, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     10. Power of Attorney. Debtor hereby appoints Secured party the attorney-in-fact of Debtor to prepare, sign and file or record, for Debtor in Debtor's name, any financing statement and to take any other action reasonably deemed by Secured Party necessary or desirable to perfect and continue the security interest of Secured Party hereunder, and to perform any obligations of Debtor hereunder, at Debtor's expense, but without obligation to do so. Such power of attorney is coupled with an interest and is irrevocable so long as this Agreement is in effect.

     11. Secured Party's Right to Cure; Reimbursement. In the event Debtor should fail to do any act as herein provided, Secured Party may, but without obligation to do so, without notice to Debtor, and without releasing Debtor from any obligation hereof, make or do the same in such manner and to such extent as Secured Party may deem necessary to protect the Collateral, including, without


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limitation, the defense of any action purporting to affect the Collateral or the rights or powers of Secured Party hereunder, at Debtor's expense. Debtor shall reimburse Secured Party for expenses reasonably incurred under this Section 11.

     12. Miscellaneous.

          (a) This Agreement, together with the covenants and warranties contained in it, shall inure to the benefit of Secured Party, its respective successors, assigns, and shall be binding upon Debtor, and their successors and assigns.

          (b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12(b)). Any notice given to the Debtor shall be to the attention of EMT's President. Any notice given to the Secured Party shall be to the attention of its Chief Executive Officer. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 12(b) shall be deemed given at the time of receipt thereof.

          (c) This Agreement shall terminate on the satisfaction in full of all of Obligations and, on such termination, Secured Party shall release to Debtor the Security Interest granted in the Collateral hereunder, provided, that if, after receipt of any payment of all or any part of the Obligations, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

          (d) If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          (e) The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


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          (f) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) This Agreement has been negotiated and consummated in the State of Florida and shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflict the laws.

          (h) No course of dealing and no delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Secured Party's rights, powers or remedies. No right, power or remedy conferred by this Agreement upon the Secured Party shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

          (i) This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.


     IN WITNESS WHEREOF, the parties have executed this Security Agreement on the date set forth above.


                                       Caprius, Inc.


                                       By: /s/ George Aaron
                                           -------------------------------------
                                           George Aaron, Chief Executive Officer


                                       Eastern Medical Technologies, Inc.


                                       By: /s/ Bonnie Nelson
                                           -------------------------------------
                                           Bonnie Nelson, President


                                       Strax Institute, Inc.


                                       By: /s/ Bonnie Nelson
                                           -------------------------------------
                                           Bonnie Nelson, President


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                                   SCHEDULE I

                          PERMITTED FINANCING STATEMENT